Aristotle Core Equity Fund

Class I Shares (Ticker Symbol: ARSLX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 4, 2022, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

The address for Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”), the advisor to the Aristotle Core Equity Fund, has changed to 50 Central Avenue, Suite 750, Sarasota, Florida 34236. As a result, all references in the Prospectus and SAI to Aristotle Atlantic’s address are revised accordingly.

Please retain this Supplement with your records.